Exhibit 99.1

400 Centre Street, Newton, MA 02458-2076	tel: (617) 332-3990 fax: (617) 332-2261

FOR IMMEDIATE RELEASE

Contacts:

Timothy A. Bonang, Vice President of Investor Relations, or

Carlynn Finn, Manager of Investor Relations

(617) 796-8222

www.hrpreit.com

HRPT Properties Trust Announces Results for the Period

Ended March 31, 2010

Newton, MA (May 6, 2010): HRPT Properties Trust (NYSE: HRP) today announced financial results for the quarter ended March 31, 2010.

Results for the quarter ended March 31, 2010:

Funds from operations (FFO) available for common shareholders for the quarter ended March 31, 2010 was $60.0 million, or $0.26 per share basic and diluted, compared to FFO available for common shareholders for the quarter ended March 31, 2009 of $62.8 million, or $0.28 per share basic and $0.27 per share diluted.

Net income available for common shareholders was $24.6 million for the quarter ended March 31, 2010, compared to $30.4 million for the same quarter last year.  Net income available for common shareholders per share, basic and diluted, (EPS) for the quarters ended March 31, 2010 and 2009 was $0.11 and $0.13, respectively.

The weighted average number of basic and diluted common shares outstanding totaled 226,926,908 and 256,119,566, respectively, for the quarter ended March 31, 2010, and 225,619,502 and 254,812,160, respectively, for the quarter ended March 31, 2009.

A Maryland Real Estate Investment Trust with transferable shares of beneficial interest listed on the New York Stock Exchange.  No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust.

Occupancy and Leasing Results (excluding properties classified in discontinued operations):

As of March 31, 2010, 86.6% of HRP’s total square feet was leased, compared to 87.4% as of December 31, 2009 and 89.5% as of March 31, 2009.

HRP signed lease renewals for 1,098,000 square feet and new leases for 425,000 square feet during the quarter ended March 31, 2010 which had weighted average rental rates that were 2% above prior rents for the same space.  Average lease terms for leases signed during the first quarter of 2010 were 6.4 years.  Commitments for tenant improvement and leasing commission (TI/LC) costs for leases signed during the quarter ended March 31, 2010 totaled $11.27 per square foot on average.

Recent Investment Activities:

Since April 1, 2010, HRP has acquired two properties and it has entered agreements to acquire 12 additional properties for an aggregate purchase price of $192.9 million, which excludes closing costs:

•                  In April 2010, HRP acquired an office property located in Denver, CO with 248,493 square feet.  This property is 100% leased to RE/MAX Realty as its corporate headquarters through 2028.  The purchase price was $75.0 million, excluding closing costs.

•                  In April 2010, HRP acquired an office property located in Colorado Springs, CO with 77,411 square feet.  The property is 100% leased to two tenants for a weighted (by rents) average lease term of approximately 4.7 years.  The purchase price is $10.8 million, excluding closing costs.

•                  In May 2010, HRP entered a purchase and sale agreement to acquire two office properties located in Carson, CA with a combined 212,000 square feet.  These properties are 100% leased to Northrop Grumman through 2016.  The purchase price is $27.9 million, excluding closing costs.  HRP expects to acquire these properties during the second quarter of 2010; however, this acquisition is subject to customary closing conditions and no assurance can be given that this acquisition will be consummated in that time period or at all.

•                  In May 2010, HRP entered an agreement to acquire MacarthurCook Industrial Property Fund, an Australian listed property trust with units publicly traded on the Australian Securities Exchange under the symbol “MIF”.  MIF currently owns 10 industrial properties with approximately 1.4 million square feet which are approximately 90% leased to 16 tenants for a weighted (by rents) average lease term of approximately five years.  The MIF properties are located in five Australian states: New South Wales (3 properties), Victoria (2 properties), Western Australia (2 properties), Tasmania (2 properties) and Queensland (1 property).  The total consideration is approximately $79.2 million, excluding closing costs, and closing is expected during the second half of 2010.  HRP’s acquisition of MIF is conditioned upon approval of MIF’s unitholders and other customary conditions, including certain conditions applicable to cross border transactions such as Foreign Investment Review Board approval in Australia and various tax rulings; accordingly, these conditions may not be satisfied, the required approvals may not be obtained and this transaction may not close.

Recent Financing Activities:

During the first quarter of 2010, HRP issued 34.5 million common shares in a public offering, raising net proceeds of approximately $239.1 million.  HRP used the net proceeds from this offering to repay amounts outstanding under its revolving credit facility and for general business purposes, including property acquisitions completed after March 31, 2010.

As of both March 31, 2010 and May 5, 2010, HRP had zero drawn and the entire amount available under its $750 million unsecured revolving credit facility.

Conference Call:

On Thursday, May 6, 2010, at 1:00 p.m. Eastern Time, Adam Portnoy, Managing Trustee, and John Popeo, Chief Financial Officer, will host a conference call to discuss the first quarter results.  Following the company’s remarks, there will be a short question and answer period.

The conference call telephone number is (888) 668-1638.  Participants calling from outside the United States and Canada should dial (913) 312-1477.  No pass code is necessary to access either call.  Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 4:00 p.m. Eastern Time on Thursday, May 13, 2010.  To hear the replay, dial (719) 457-0820.  The replay pass code is 4401435.

A live audio webcast of the conference call will also be available in a listen only mode on HRP’s web site, which is located at www.hrpreit.com.  Participants wanting to access the webcast should visit HRP’s web site about five minutes before the call.  The archived webcast will be available for replay on HRP’s web site for about one week after the call.  The recording and retransmission in any way of HRP’s first quarter conference call is strictly prohibited without the prior written consent of HRP.

Supplemental Data:

A copy of HRP’s First Quarter 2010 Supplemental Operating and Financial Data is available for download at HRP’s web site, www.hrpreit.com.

HRPT Properties Trust is a real estate investment trust, or REIT, which primarily owns office and industrial buildings located throughout the United States.  As of March 31, 2010, HRP owned 518 properties with 66.8 million square feet, including 17.9 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  HRP is headquartered in Newton, Massachusetts.

Please see the pages attached hereto for a more detailed statement of our operating results and financial condition and for an explanation of our calculation of FFO.  HRP’s web site is not incorporated as part of this press release.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT WE HAVE ENTERED INTO AGREEMENTS TO ACQUIRE ADDITIONAL PROPERTIES, AND THESE AGREEMENTS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS.  THESE TERMS AND CONDITIONS MAY NOT BE MET AND, AS A RESULT, SOME OF ALL OF THESE TRANSACTIONS MAY NOT OCCUR OR MAY BE DELAYED.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

(END)

HRPT Properties Trust

Consolidated Statements of Income and Funds from Operations

(amounts in thousands, except per share data)

(unaudited)

	Quarter Ended March 31,
	2010	2009

Rental income	$213,626	$216,971

Expenses:
Operating expenses	89,574	91,741
Depreciation and amortization	49,780	48,390
General and administrative	9,984	9,491
Acquisition costs (1)	310	259
Total expenses	149,648	149,881

Operating income	63,978	67,090

Interest and other income	1,118	145
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,931 and $1,642, respectively)	(46,482)	(43,859)
Gain on early extinguishment of debt	—	7,513
Equity in earnings of equity investments	2,339	—
Gain on issuance of shares by equity investee	16,418	—
Income from continuing operations before income tax expense	37,371	30,889
Income tax expense	(182)	(152)
Income from continuing operations	37,189	30,737
Discontinued operations:
Income from discontinued operations	108	3,630
Gain on sale of property	—	8,745
Net income	37,297	43,112
Preferred distributions	(12,667)	(12,667)
Net income available for common shareholders	$24,630	$30,445

Calculation of Funds from Operations, or FFO (2):
Net income	$37,297	$43,112
Plus: depreciation and amortization from continuing operations	49,780	48,390
Plus: depreciation and amortization from discontinued operations	—	11
Plus: acquisition costs (1)	310	259
Plus: FFO from equity investments	3,995	—
Less: gain on early extinguishment of debt	—	(7,513)
Less: gain on sale of property	—	(8,745)
Less: equity in earnings of equity investments	(2,339)	—
Less: gain on issuance of shares by equity investee	(16,418)	—
FFO	72,625	75,514
Less: preferred distributions	(12,667)	(12,667)
FFO available for common shareholders	$59,958	$62,847

Weighted average common shares outstanding — basic	226,927	225,619
Weighted average common shares outstanding — diluted (3)	256,120	254,812

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted	$0.11	$0.08
Income from discontinued operations — basic and diluted	$—	$0.05
Net income available for common shareholders — basic and diluted	$0.11	$0.13
FFO available for common shareholders — basic	$0.26	$0.28
FFO available for common shareholders — diluted	$0.26	$0.27

Common distributions paid	$0.12	$0.12

HRPT Properties Trust

Consolidated Statements of Income and Funds from Operations

(amounts in thousands, except per share data)

(1)          Represents the closing costs associated with acquisitions that are expensed under the Business Combinations Topic of the FASB Accounting Standards CodificationTM.

(2)          We compute FFO as shown in the calculation above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs as described in Note 1 above, gains from equity investments and gain on early extinguishment of debt, loss on early extinguishment of debt unless settled in cash, and loss on asset impairment.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities.  We believe that FFO provides useful information to investors because, by excluding the effects of certain historical amounts, such as depreciation expense and items referred to above, FFO can facilitate a comparison of operating performance between periods and among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate FFO differently than us.

(3)          As of March 31, 2010, our 15,180 outstanding series D preferred shares were convertible into 29,193 common shares.  The effect of a conversion of our series D convertible preferred shares on income from continuing operations available for common shareholders per share is anti-dilutive to income, but dilutive to FFO for the quarters ended March 31, 2010 and 2009.  Set forth below is the calculation of diluted net income available for common shareholders, diluted FFO available for common shareholders and diluted weighted average common shares outstanding.

	Quarter Ended March 31,
	2010	2009

Net income available for common shareholders	$24,630	$30,445
Add - Series D convertible preferred distributions	6,167	6,167
Net income available for common shareholders — diluted	$30,797	$36,612

FFO available for common shareholders	$59,958	$62,847
Add - Series D convertible preferred distributions	6,167	6,167
FFO available for common shareholders — diluted	$66,125	$69,014

Weighted average common shares outstanding — basic	226,927	225,619
Effect of dilutive Series D preferred shares	29,193	29,193
Weighted average common shares outstanding — diluted	256,120	254,812

HRPT Properties Trust

Consolidated Balance Sheets

(amounts in thousands, except share data)

(unaudited)

	March 31,	December 31,
	2010	2009

ASSETS
Real estate properties:
Land	$1,237,842	$1,237,842
Buildings and improvements	5,085,249	5,085,839
	6,323,091	6,323,681
Accumulated depreciation	(914,934)	(884,421)
	5,408,157	5,439,260
Properties held for sale	8,290	8,263
Acquired real estate leases, net	156,877	166,453
Equity investments	173,619	158,822
Cash and cash equivalents	138,702	18,204
Restricted cash	10,490	11,662
Rents receivable, net of allowance for doubtful accounts of $11,539 and $10,945, respectively	203,044	194,358
Other assets, net	135,572	124,299
Total assets	$6,234,751	$6,121,321

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$110,000
Senior unsecured debt, net	2,258,801	2,258,466
Mortgage notes payable, net	622,127	624,184
Other liabilities related to properties held for sale	8	14
Accounts payable and accrued expenses	91,407	103,608
Acquired real estate lease obligations, net	45,226	47,348
Distributions payable	—	26,863
Rent collected in advance	33,949	30,366
Security deposits	23,008	23,097
Due to affiliates	10,288	8,309
Total liabilities	3,084,814	3,232,255

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 258,360,241 and 223,860,241 shares issued and outstanding, respectively	2,584	2,239
Additional paid in capital	3,162,936	2,924,166
Cumulative net income	2,274,225	2,236,928
Cumulative common distributions	(2,576,582)	(2,576,582)
Cumulative preferred distributions	(395,263)	(382,596)
Accumulated other comprehensive (loss) income	(327)	2,547
Total shareholders’ equity	3,149,937	2,889,066
Total liabilities and shareholders’ equity	$6,234,751	$6,121,321